THIRD SUPPLEMENTAL AGREEMENT

                             DATED December 30, 1996

                                     BETWEEN

                                 COMDISCO, INC.

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                      as Arranger and Administrative Agent

                                 CREDIT LYONNAIS
                                DEUTSCHE BANK AG
                            UNION BANK OF SWITZERLAND
                                  as Co-Agents

                                       and

                                  THE NEW BANKS

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                                as Facility Agent
                               and Swingline Agent

                        --------------------------------
                         relating to an Agreement dated
                  December 30, 1994 (as amended by supplemental
            agreements dated December 29, 1995 and October 24, 1996)
                    providing for a revolving credit facility
                            of up to U.S.$150,000,000
                         -------------------------------

                                  Allen & Overy
                                    New York

THIS THIRD SUPPLEMENTAL AGREEMENT is made on December 30, 1996 between:

(1)      COMDISCO, INC. (the "Company");

(2)      NATIONAL WESTMINSTER BANK PLC as Arranger and Administrative Agent;

(3)      CREDIT LYONNAIS, DEUTSCHE BANK AG and UNION BANK OF SWITZERLAND as
         Co-Agents;

(4) THE BANKS listed on the signatory pages to this Supplemental Agreement under the heading "Banks"; and

(5) THE BANKS listed on the signatory pages to this Supplement Agreement under the heading "New Banks".


WHEREAS:

(A) This Supplemental Agreement is supplemental to a facility agreement dated December 30, 1994 in respect of a revolving credit facility of up to U.S. $150,000,000 as amended by a supplemental agreement dated December 29, 1995 and a second supplemental agreement dated October 24, 1996 (together the "Facility Agreement"); and

(B) the parties to this Supplemental Agreement have agreed that certain other changes shall be made to the terms of the Facility Agreement, as set out in Clause 2.1 below; and

(C)      the Banks,  together  with the New Banks,  have agreed to increase  the
         level  of  Total   Commitments   under  the  Facility   Agreement  from
         U.S.$150,000,000 to U.S.$200,000,000

IT IS AGREED as follows:

1.       INTERPRETATION

(a) A term defined in the Facility Agreement has, unless this Supplemental Agreement or the context otherwise requires, the same meaning when used in this Supplemental Agreement.

(b) Clause 1.2 of the Facility Agreement is deemed to be set out in this Supplemental Agreement as if references therein to the Facility Agreement are references to this Supplemental Agreement.

(c) "Effective Date" means, subject to satisfaction of the conditions precedent set out in Clause 4, December 30, 1996.

2.       AMENDMENTS TO THE FACILITY AGREEMENT

2.1 Subject to the satisfaction of the condition in Clause 4 below, the Facility Agreement is amended as follows:

         (a) The definition of "Banks" in Clause 1.1 shall include the Banks and the New Banks.

         (b)      In Clause 1.1:

                  the definitions of "CD Margin" "Commitment Period", "Final Maturity Date", and "LIBOR Margin" shall be deleted and replaced with the following:

                  ""CD Margin"

                  means, in the case of an CD Advance:

                  (a) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is A- or A3 or higher, 0.305 per cent per annum;

                  (b) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB+ or Baa1,
                           0.345 per cent. per annum;

                  (c) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB or Baa2,
                           0.425 per cent. per annum; and

                  (d) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB- or Baa3, 0.50 per cent. per annum; and

                  (e) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BB+/Ba1 or lower or unrated,
                           0.70 per cent per annum.

                  and, where the Company's Long Term Debt Rating as determined by a Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable CD Margin."

                  ""Commitment Period" means, subject to Clause 2.4, the period commencing on the date of the Third Supplemental Agreement and expiring on the date 364 days thereafter."

                  "Final Maturity Date" means December 29, 1998.

                  ""LIBOR Margin"

                  means, in the case of an LIBOR Advance:
                  (a) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is A- or A3 or higher, 0.18 per cent per annum;

                  (b) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB+ or Baa1, 0.22
                            per cent. per annum;

                  (c) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB or Baa2, 0.30 per cent. per annum;

                  (d) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB- or Baa3, 0.375 per cent. per annum; and

                  (e) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BB+/Ba1 or lower or unrated,
                           0.575 per cent per annum.

                  and, where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable LIBOR Margin."

         (c) Clause 5.2(d)(i)(C) shall be deleted and shall be replaced by the following:

                  "(C) if the Advances are to be denominated in an Optional Currency other than Sterling, be a minimum amount of the equivalent of U.S.$5,000,000 in the relevant Optional Currency;".

         (d) Clause 16.11(d) shall be deleted and shall be replaced by the following:

                  "(d) the Recourse Liabilities Ratio as of the end of any Fiscal Year to exceed 5.50 to 1;".

         (e)      Clauses 16.11(f) and 16.11(g) shall be deleted.

         (f) Clause 16(h) shall be re-designated as Clause 16(f) and the numbers "1.25:1" at the end thereof shall be deleted and shall be replaced by "1.10:1".

         (g) Clause 20.1(a) (Facility Fee) shall be deleted and replaced with the following:

                  "20.1    Facility Fee

                  (a) The Company shall pay to the Facility Agent for the account of each Bank a facility fee in Dollars computed on the amount of that Bank's Commitment during the period from December 30, 1996 up to and including the Final Maturity Date for that Bank, computed at the following rates:

                           (i) where the Company's Long Term Debt Rating is A- or A3 or higher, 0.07 per cent. per annum;

                           (ii) where the Company's Long Term Debt Rating is BBB+ or Baa1 or higher, 0.08 per cent. per annum;

                           (iii) where the Company's Long Term Debt Rating is BBB or Baa2, 0.10 per cent. per annum;

                           (iv) where the Company's Long Term Debt Rating is BBB- or Baa3, 0.125 per cent. per annum; and

                           (v) where the Company's Long Term Debt Rating is BB+ or Ba1 or lower or unrated, 0.175 per cent. per annum.

                           Any change to the rate used in the computation of facility fee shall become effective on the day on which the Company's revised Long Term Debt Rating is published by the relevant Rating Agency. Where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the facility fee.".

         (h)      The word "; and"  shall be removed  from the end of  paragraph
                  (i) in Clause 16.10, the word "; and" shall be inserted after paragraph (j) thereof and the following shall be added after paragraph (j) in clause 16.10:

                           (k) Security Interests securing indebtedness of an insolvent Subsidiary of the Company
                                    incurred   in   connection    with   leasing
                                    transactions or business continuity services provided in the ordinary course of business of such Subsidiary and attaching only to the Equipment and any related Contract with respect to such leasing transactions or business continuity services, where such indebtedness had constituted a Non-Recourse Obligation prior to the insolvency of such Subsidiary.


         (i) Schedule 1 (Banks and Commitments) to the Facility Agreement shall be deleted and shall be replaced by Schedule 1 to this Supplemental Agreement.

3.       REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Facility Agent and the Banks on its own behalf and on behalf of all the Additional Borrowers that:

         (a) Powers and authority: It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Supplemental Agreement and the transactions contemplated by this Supplemental Agreement.

         (b) Legal Validity: This Supplemental Agreement constitutes its legal, valid and binding obligation.

         (c) Non-conflict: The entry into and performance by it of, and the transactions contemplated by, this Supplemental Agreement do not and will not:

                  (i) conflict with any law or regulation or any official or judicial order applicable to it; or

                  (ii)     conflict with its constitutive documents; or

                  (iii) conflict with any document which is binding on it or any of its assets.

         (d) Authorisations: All authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by this Supplemental Agreement have been obtained or effected (as appropriate) and are in full force and effect.

         (e) Material Adverse Change: There has been no material adverse change in the consolidated financial condition of the Group since September 30, 1996.

         (f) Representations and Warranties in the Facility Agreement: The representations and warranties set out in Clause 15.1 of the Facility Agreement are true as if made on the date of this Supplemental Agreement and as if references in that Clause to the Facility Agreement were references to the Facility Agreement as amended by this Supplemental Agreement.

         (g) Other Borrowers: The other Borrowers are bound by the terms of this Supplemental Agreement.

4.       CONDITIONS PRECEDENT

(a) Clause 2 above and Clause 6 below shall come into effect when the Facility Agent has confirmed to the Company and the Banks (which confirmation the Facility Agent undertakes to give promptly) that it has received a legal opinion from any of the Senior Vice President - Legal, Vice President and General Counsel or Vice President and Associate General Counsel of the Company, reaffirming the matters set forth in his opinion delivered pursuant to Clause 4.1(a)(vi) of the Facility Agreement with reference to this Supplemental Agreement and the Facility Agreement as amended hereby.

(b) If the above condition is not satisfied on or prior to January 6, 1997 (or such later date as may be agreed between the Company and the Facility Agent) this Supplemental Agreement will lapse and (with the exception of Clauses 1, 5, 7 and 8) shall cease to have any effect.

5.       INCORPORATION

(a)      This Supplemental Agreement is a Finance Document.

(b) This Supplemental Agreement is deemed to be incorporated as part of the Facility Agreement.

(c) Except as otherwise provided in this Supplemental Agreement, the Finance Documents remain in full force and effect.

6.       NEW BANK

6.1      Subject to Clause 4 above, on the Effective Date:

         (a) Each of the New Banks shall become a Bank under the Facility Agreement and will be bound by the provisions of the Facility Agreement as if it were an original party thereto in the capacity as a Bank.

         (b) The Commitment of each New Bank in its capacity as a Bank shall be the amount in Dollars set opposite its name in
                  Schedule 1.

         (c)      Each of the New Banks:

                  (i) represents and warrants that it is a bank whose ordinary business is or includes the making of, or the participating in, Sterling and Eurocurrency loans;

                  (ii) confirms that it has received a copy of the Facility Agreement together with such other documents and information as it has requested in connection with this transaction;

                  (iii) agrees that it has not relied and will not rely on any other Contracting Party to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any Borrower or any other party to the Facility Agreement or any other Finance Documents; and

                  (iv) makes the representations and warranties set forth in Clause 11.4(d) of the Facility Agreement and undertakes the obligations set forth in Clause 11.4(e) of the Facility Agreement.

7.       MISCELLANEOUS

         The provision of Clauses 11 (Payments), 22 (Stamp Duties), 23 (Amendments, Waivers, Remedies Cumulative), 30 (Jurisdiction) and 32 (Counterparts) of the Facility Agreement shall apply to this Supplemental Agreement as though they were set out in this Supplemental Agreement, but as if references in those Clauses to the Facility Agreement are references to this Supplemental Agreement.

8.       GOVERNING LAW

         This Supplemental Agreement is governed by English law.

AS WITNESS the hands of the parties (or their duly authorised representatives) on the date which appears first on page 1.

                                   SCHEDULE 1

                                     PART I

                        THE UNDERWRITERS AND COMMITMENTS





Banks                                                                                 Commitments
                                                                                          U.S.$



NATIONAL WESTMINSTER BANK PLC.....................................................    21,600,000
CREDIT LYONNAIS ..................................................................    20,800,000
DEUTSCHE BANK AG .................................................................    20,800,000
UNION BANK OF SWITZERLAND ........................................................    20,800,000
BARCLAYS BANK PLC ................................................................    16,000,000
NORDDEUTSCHE LANDESBANK GIROZENTRALE .............................................    16,000,000
BHF-BANK AKTIENGESELLSCHAFT ......................................................    12,000,000
BAYERISCHE VEREINSBANK ...........................................................    12,000,000
DRESDNER BANK AG .................................................................    12,000,000
WESTDEUTSCHE LANDESBANK GIROZENTRALE .............................................    12,000,000
BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH ........................    12,000,000
DEN DANSKE BANK AKTIESELKAB, CAYMAN ISLANDS BRANCH ...............................    12,000,000
BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK ..............................    12,000,000
BRANCH

Total Commitments ................................................................   200,000,000


                                   SIGNATORIES


Company

COMDISCO, INC.

By:      EDWARD A. PACEWICZ



Arranger

NATIONAL WESTMINSTER BANK PLC

By:      BOB DITTON



Co-Agents



CREDIT LYONNAIS CHICAGO BRANCH

By:      MARY ANN KLEMM


DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH

By:      VIRGINIA N. BROWN          KRYS SZREMSKI



UNION BANK OF SWITZERLAND

By:      ROBERT J. VERNA            ANNA LEE HOM

EXISTING BANKS

NATIONAL WESTMINSTER BANK PLC


By:      BOB DITTON


BARCLAYS BANK PLC


By:      PAUL KAVANAGH


UNION BANK OF SWITZERLAND


By:      ROBERT J. VERNA            ANNA LEE HOM


CREDIT LYONNAIS CHICAGO BRANCH


By:      MARY ANN KLEMM


BHF-BANK AKTIENGESELLSCHAFT


By:      LINDA PACE                         PERRY FORMAN


DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH


By:      VIRGINIA N. BROWN          KRYS SZREMSKI


WESTDEUTSCHE LANDESBANK GIROZENTRALE


By:      RAYMOND K. MILLER LAURA SPICHIGER


BAYERISCHE VEREINSBANK


By:      ED C. BENNETT              SYLVIA CHENG


DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCH


By:      THOMAS J. NADRAMIA         JOHN S. RUNNION


BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG,
NEW YORK BRANCH


By:      THOMAS A. LOWE


NORDDEUTSCHE LANDESBANK GIROZENTRALE


By:      JOSEF HAAS                 STEPHEN K. HUNTER


New Banks

BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH

By:      WILFRIED FREUDENBERGER     PETER OBERMANN


DEN DANSKE BANK AKTIESELSKAB, CAYMAN ISLANDS BRANCH

By:      JOHN A. O'NEILL   PETER L. HARGRAVES


Facility Agent and Swingline Agent

NATIONAL WESTMINSTER BANK PLC

By:      Bob Ditton